Exhibit 10.21

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Registration Rights Agreement”), dated as of November 25, 2003, by and among Digital Insight Corporation, a Delaware corporation (“Parent”), and each of the stockholders listed on the signature pages hereto (each an “Holder” and collectively, the “Holders”).

RECITALS

A. Parent, Mureau Acquisitions LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), and Magnet Communications, Inc., a Delaware corporation (“Company”), have entered into an Agreement and Plan of Merger, dated as of October 23, 2003 (the “Merger Agreement”), pursuant to which Company will be merged (the “Merger”) with and into Merger Sub.

B. Parent intends to issue shares of Parent Common Stock to the Holders in the Merger pursuant to an Exempt Offering.

C. Parent and the Holders are entering into this Registration Rights Agreement for purposes of designating the registration rights of the Holders with respect to the Registrable Securities as required by the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. DEFINITIONS

1.1 Certain Definitions. As used in this Registration Rights Agreement, the following terms shall have the following respective meanings. Any such term, unless the context otherwise requires, may be used in the singular or the plural, depending upon reference. Terms used herein and not otherwise defined shall have the meaning set forth in the Merger Agreement.

“Commission” means the Securities and Exchange Commission.

“Demand Registration” has the meaning as set forth in Section 2.1(a).

“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as the same shall be amended from time to time.

“Holder” has the meaning set forth in the Preamble.

“Losses” has the meaning set forth in Section 4.1.

“Merger” has the meaning set forth in the Recitals.

“Merger Agreement” has the meaning set forth in the Recitals.

“Merger Sub” has the meaning set forth in the Recitals.

“Parent” has the meaning set forth in the Preamble.

“Parent Common Stock” means the Common Stock, par value $0.001 per share, of Parent.

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, governmental entity or other entity of any kind or nature.

“Registrable Securities” means the shares of Parent Common Stock issued or issuable to the Holders pursuant to the Merger Agreement or obtained as a stock dividend or split thereon. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall be eligible for resale pursuant to Rule 144(k) (or any similar or successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them that do not bear a legend restricting further transfer shall have been delivered by Parent and subsequent public distribution of them shall not, in the opinion of counsel for the Holders, require registration of them under the Securities Act or (iv) they shall have ceased to be outstanding.

“Registration Expenses” means all expenses incident to Parent’s performance of or compliance with Section 2, including, without limitation, all registration and filing fees, all fees of the Nasdaq National Market, other national securities exchanges or automated quotation systems or the National Association of Securities Dealers, Inc., all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for Parent and of its independent public accountants, including the expenses of “comfort” letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities) and the fees and expenses of one counsel to the Holders.

“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as the same shall be amended from time to time.

II. REGISTRATION UNDER THE SECURITIES ACT

2.1 Demand Registration.

(a) Filing and Effectiveness of Registration Statement. If, after the three-month anniversary of the Closing Date and prior to the date one year after the date of this Registration Rights Agreement (subject to extension pursuant to Section 2.3 below), Parent shall receive a written request or requests from Holders representing not less than one-third of the Registrable Securities (the “Initiating Holders”) that Parent effect a registration of all or any portion of the Registrable Securities, Parent shall (x) give notice of such election within 30 days after receipt of the Initiating Holders’ notice to each other Holder of Registrable Securities, which notice shall set forth the identity of the Initiating Holder(s) requesting such registration, and such Holders shall have the right, by giving written notice to Parent within 30 days after Parent provides its notice, to elect to have included in such registration such of their Registrable Securities as such Holders may request in such notice of election and (y) use reasonable best efforts to cause to be declared or become effective under the Securities Act a registration statement with respect to all Registrable Securities requested to be registered by the Initiating Holders and other Holders (the “Demand Registration”). Parent shall not be obligated to effect any such registration pursuant to this Section 2.1(a) on more than one occasion and Parent shall not be obligated to effect any underwritten offering in connection with the Demand Registration. Notwithstanding anything to the contrary contained herein, Parent shall not be obligated to effect the Demand Registration: (i) if the Holders propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $5.0 million; or (ii) in any jurisdiction in which Parent would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance as a result of the provisions in this Section 2.1(a).

(b) Supplements and Amendments; Expenses. Parent shall supplement or amend, if necessary, any registration statement used in connection with the Demand Registration, as required by the instructions applicable to such registration form or by the Securities Act or as reasonably requested by any of the Holders of the Registrable Securities and Parent shall furnish to the Holders of Registrable Securities, to which the Demand Registration relates, copies of any such supplement or amendment concurrently with its being filed with the Commission. Parent shall pay all Registration Expenses in connection with the Demand Registration, whether or not it becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Demand Registration.

(c) Right to Demand Registration. Parent’s obligation to use reasonable best efforts to cause to be declared or become effective under the Securities Act a registration statement with respect to such Registrable Securities shall be triggered only once by Holders representing not less than one-third of the Registrable Securities.

2.2 “Piggyback” Registrations.

(a) Right to Include Registrable Securities. If, at any time prior to the date one year after the date of this Registration Rights Agreement, Parent proposes to register any shares of Parent Common Stock under the Securities Act on a registration statement on any form other than a Form S-4 or Form S-8 (or an equivalent general registration form then in effect) for purposes of an offering or sale by or on behalf of Parent for its own account or for purposes of a combined primary and secondary offering, then each such time Parent shall, at least 15 days prior to the time when any such registration statement is filed with the Commission, give prompt written notice to the Holders of its intention to do so and of such Holders’ rights under this Section 2.2. Upon the written request of any Holder, given within ten business days following the receipt of any such written notice, Parent will use its reasonable best efforts to include such Holder’s Registrable Securities with respect to which it has requested registration in such registration statement; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Parent shall determine for any reason not to register or to delay registration of such securities, Parent shall give written notice of such determination to each Holder of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of Parent to pay the Registration Expenses in connection therewith and its obligations under this Section 2.2), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. Notwithstanding the foregoing, the Holders shall not have any right under this Section 2.2 if the registration proposed to be effected by Parent relates solely to shares of Parent Common Stock that are issuable solely to officers or employees of Parent or any subsidiary thereof pursuant to a bona fide employee stock option, bonus or other employee benefit plan or as direct consideration in connection with a merger, exchange offer or acquisition of a business.

(b) Priority in Incidental Registrations. If the managing underwriter of any underwritten offering shall inform Parent that the number or type of securities requested to be included in such registration would in its judgment adversely affect such offering in any material respect, and Parent has so advised the Holders in writing, then Parent will include in such registration, to the extent of the number and type that Parent is so advised can be sold in (or during the time of) such offering, first, all securities proposed by Parent to be sold for its own account, and then, pro rata, shares of the Registrable Securities requested to be included in such registration pursuant to this Section 2.2 along with all other securities proposed to be registered, as according to their original subscription to the offering.

(c) Expenses. Parent will pay all Registration Expenses (except for any underwriting commissions or discounts) in connection with any registration effected pursuant to this Section 2.2.

2.3 Limitations, Conditions and Qualifications to Obligations under Registration Covenants. Anything in this Registration Rights Agreement to the contrary notwithstanding, it is understood and agreed that Parent shall not be required to file a registration statement or any amendment or post-effective amendment thereto or prospectus supplement or to supplement or amend any registration statement if Parent is then involved in discussions concerning, or is otherwise engaged in, any financing, acquisition or investment transaction, if the board of directors of Parent determines in good faith that the making of such a filing, supplement, amendment or post-effective amendment at such time would be detrimental to Parent and its stockholders or would interfere with such transaction so long as Parent shall, as soon as practicable thereafter, make such filing, supplement, amendment or post-effective amendment; provided, however, that Parent shall not postpone such filing, supplement, amendment or post-effective amendment for more than an aggregate of 60 days from the receipt of the demand notice from the Initiating Holders; provided, further, that Parent shall not exercise such right to defer filing more often than once in any 12-month period. Parent shall promptly give the Holders written notice of any such postponement, containing a general statement of the reasons for such postponement and an approximate length of the anticipated delay. Upon receipt by a Holder of notice of an event of the kind described in this Section 2.3, such Holder shall forthwith discontinue such Holder’s disposition of Registrable Securities until such Holder’s receipt of notice from Parent that such disposition may continue and of any supplemented or amended prospectus indicated in such notice. Should Parent postpone any filing, supplement, amendment or post-effective amendment pursuant to the provisions of this Section 2.3, then (i) the one-year period for submission of Demand Registration requests referenced in Section 2.1(a), (ii) the one-year period referenced in Section 2.2(a), and (iii) the term of this Agreement, each shall be automatically extended for a period equal to such postponement (and any successive postponement shall be cumulative).

III. REGISTRATION PROCEDURES

3.1 Registration Procedures. In effecting the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, Parent will, unless provided otherwise in this Registration Rights Agreement, as expeditiously as possible:

(a) before filing with the Commission the requisite registration statement to effect such registration or any amendments or supplements (other than supplements that do nothing more substantive than name one or more Holders as selling security holders) thereto, furnish to one counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed and use reasonable efforts to reflect in each such document when so filed with the Commission such comments as such counsel shall reasonably propose within two business days of the delivery of such copies to such counsel;

(b) prepare and file, no later than 30 days after request, with the Commission the requisite registration statement to effect such registration, and thereafter use its reasonable best efforts to cause such registration statement to become effective and remain effective, in the case of a registration pursuant to Section 2.1, until the one-year anniversary of the date that such registration shall first be declared effective; provided, however, that Parent may discontinue any registration of its securities that are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities that are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

(c) promptly notify each Holder of Registrable Securities covered by such registration statement if and when (i) such registration statement and any post-effective amendment thereto become effective, (ii) any supplement (other than supplements that do nothing more substantive than name one or more Holders as selling security holders) to the prospectus forming a part of such registration statement is filed and (iii) any stop order issued or threatened by the Commission with respect to such registration statement;

(d) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement and take all reasonable actions required to prevent the entry of any stop order with respect to such registration statement or to obtain the withdrawal of such order if entered;

(e) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act and each such amendment and supplement thereto, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

(f) use reasonable best efforts (x) to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (z) to take such other action that may be reasonably necessary to enable such sellers to consummate the disposition in such jurisdictions of the Registrable Securities to be sold by such sellers, except that Parent shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subparagraph (f) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(g) use reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may reasonably be necessary in the opinion of counsel to Parent to enable the selling Holder or Holders to consummate the disposition of such Registrable Securities;

(h) in the case of an underwritten or “best efforts” offering initiated by Parent, furnish at the effective date of such registration statement to each Holder’s underwriters, if any, a signed counterpart of:

(i) an opinion of counsel for Parent, dated the effective date of such registration statement and, if applicable, the date of the closing under the underwriting agreement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer’s counsel delivered to the underwriters in underwritten public offerings of securities and such other legal matters as the underwriters may reasonably request, and

(ii) a “comfort” letter signed by the independent public accountants who have certified Parent’s financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements as are customarily covered in accountants’ comfort letters delivered to the underwriters in underwritten public offerings of securities and such other financial matters as the underwriters may reasonably request;

(i) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the

Securities Act, upon discovery that, or upon the happening of any event (including those events referred to in Section 2.3) as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and promptly prepare and furnish to each such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, however, that Parent shall not be required, pursuant to this Section 3.1(i), to disclose to the Holders of Registrable Securities any non-public information that it is not, whether pursuant to this Registration Rights Agreement or any other agreement, otherwise obligated to disclose to such Holders;

(j) otherwise use reasonable best efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(k) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be Parent) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration; and

(l) use reasonable best efforts to list, if Parent meets the applicable listing requirements, all Registrable Securities covered by such registration statement on the Nasdaq Stock Market of the National Market System or any national securities exchange or automated quotation system where Parent Common Stock is currently traded.

Parent may require each Holder as to which any registration is being effected to promptly furnish Parent such information regarding such Holder and the distribution of such Registrable Securities as Parent may from time to time reasonably request in writing, and each such Holder agrees to furnish promptly to Parent all information required to be disclosed in order to make the information previously furnished to Parent by such Holder not materially misleading; provided, however, that any such information shall be given or made by a Holder without representation or warranty of any kind whatsoever except representations with respect to the identity of such Holder, such Holder’s Registrable Securities and such Holder’s intended method of distribution or any other representations required by applicable law.

Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from Parent of the happening of any event of the kind described in Section 3.1(i), such Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(i) and, if so directed by Parent, will deliver to Parent (at Parent’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

3.2 Underwritten Offerings.

(a) Incidental Underwritten Offerings. If Parent proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, Parent will, if requested by any Holder of Registrable Securities, use its reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Requesting Holder among the securities of Parent to be distributed by such underwriters, subject to the provisions of Section 2.2(b). The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between Parent and such underwriters. No Holder shall be required to make any representations or warranties to, or agreements with, Parent or the underwriters other than representations, warranties or agreements regarding the identity of such Holder, such Holder’s Registrable Securities and such Holder’s intended method of distribution or any other representations required by applicable law.

(b) Underwriting Discounts and Commissions. The Holders of Registrable Securities sold in any offering pursuant to Section 3.2(a) shall pay all underwriting discounts and commissions of the underwriter or underwriters with respect to the Registrable Securities sold thereby.

3.3 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Registration Rights Agreement, Parent will give the Holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel the opportunity to participate in the preparation of such registration statement and each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such opportunities to discuss the business of Parent with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders’ and such underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

IV. INDEMNIFICATION

4.1 Indemnification by Parent. Parent will, and hereby does, agree to indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 2.1 or 2.2, each Holder of any Registrable Securities covered by such registration statement and each other Person, if any, who controls such Holder within the meaning of the Securities Act, and each of their respective directors, officers, trustees, partners, members, agents, representatives and affiliates, and agrees to enter into customary agreements to indemnify and hold harmless each other Person who participates as an underwriter in the offering or sale of such Registrable Securities and each other Person, if any, who controls such underwriter within the meaning of the Securities Act, and their respective directors, officers, trustees, partners, members, agents, representatives and affiliates, against any losses, claims, damages or liabilities, joint or several

(“Losses”), to which such Holder or underwriter or any such director, officer, trustee, partner, member, agent, representative, affiliate or controlling Person may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel (including those incurred in connection with any successful claim for indemnity hereunder) and any amount paid in settlement of any litigation commenced or threatened, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and Parent will reimburse such Holder or underwriter and each such director, officer, trustee, partner, member, agent, representative, affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that Parent shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Parent by or on behalf of such Holder or underwriter, as the case may be, expressly for use in the preparation thereof; provided, further, however, that Parent shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such Loss (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, trustee, partner, member, agent, representative, affiliate or controlling Person and shall survive the transfer of such Registrable Securities by such Holder.

4.2 Indemnification by the Sellers. As a condition to including any Registrable Securities in any registration statement, Parent shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.1) Parent, each director and officer of Parent, and each other Person, if any, who participates as an underwriter in the offering or sale of such Registrable Securities and each other Person who controls Parent or any such underwriter within the meaning of the Securities Act, against any Losses (or actions or proceedings in respect thereof) to which Parent or any such underwriter may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state a material fact therein required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Parent by or on behalf of such Holder expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Parent or any such director, officer or controlling Person and shall survive the transfer of such Registrable Securities by such Holder. In no event will any Holder be liable for amounts in excess of the net proceeds received from the sale of its Registrable Securities in the subject offering.

4.3 Notices of Claims; Counsel. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 4.1 or Section 4.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 4.1 or Section 4.2, as the case may be, except to the extent that such indemnifying party is actually prejudiced by such failure to give notice. In case any such action or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that any indemnified party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both the indemnifying party and an indemnified party is, or is reasonably likely to become, a party, such indemnified party shall have the right to employ separate counsel at the indemnifying party’s expense and to control its own defense of such action or proceeding if, in the reasonable opinion of counsel to such indemnified party (a) there are or may be legal defenses available to such indemnified party or to other indemnified parties that are different from or additional to those available to the indemnifying party and (b) any conflict or potential conflict exists between the indemnifying party and such indemnified party that would make such separate representation advisable, and in that event the fees and expenses of one such separate counsel for all such indemnified parties shall be paid by the indemnifying party. The indemnifying party shall not be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. The indemnifying party shall not, without consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such action or proceeding or which requires action other than the payment of money by such indemnifying party.

4.4 Contribution. If the indemnification provided for in this Section IV shall for any reason be held by a court to be unavailable to an indemnified party under Section 4.1 or Section 4.2 in respect of any Losses, or any action or proceeding in respect thereof, then, in lieu of the amount paid or payable under Section 4.1 or Section 4.2, the indemnified party and the indemnifying party under Section 4.1 or Section 4.2 shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same, including those incurred in connection with any claim for indemnity hereunder) (i) in such proportion as is appropriate to reflect the relative fault of Parent and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such Losses, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such Losses, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by Parent and such prospective sellers from the offering of the securities covered by such registration statement. The relative fault of Parent shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Parent or the holders of the Registrable Securities and all other securities covered by such registration statement, if any, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers’ obligations to contribute as provided in this Section 4.4 are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or proceeding effected without such Person’s consent, which consent shall not be unreasonably withheld.

4.5 Other Indemnification. Indemnification and contribution similar to that specified in the preceding paragraphs of this Section IV (with appropriate modifications) shall be given by Parent and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

4.6 Indemnification Payments. The indemnification and contribution to the extent required by this Section IV shall be made by periodic payments of the amounts thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided that such amounts shall be refunded immediately to the extent it is finally judicially determined that the indemnified party was not entitled to indemnification or contribution under this Section IV.

V. RULE 144

5.1 Rule 144. Parent shall use reasonable best efforts to enable Holders to sell such securities without registration under the Securities Act within the limitation of the provisions of Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Holder, Parent will deliver to such Holder a written statement as to whether it has complied with such requirements.

VI. MISCELLANEOUS.

6.1 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by express mail or equivalent over-night courier service, prepaid, or by facsimile:

If to Parent, to:

Digital Insight Corporation

26025 Mureau Road

Calabasas, California 91302

Attention: General Counsel

Facsimile: (818) 871-0833

with a copy (not constituting notice) to:

Sullivan & Cromwell LLP

1888 Century Park East

Los Angeles, California 90067

Attention: Steven B. Stokdyk

Facsimile: (310) 712-8800

If to any Holder, to the address noted on the signature page for such Holder hereto.

6.2 Assignment. This Registration Rights Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and, with respect to Parent, its respective successors and permitted assigns and, with respect to any Holder, such Holder’s respective affiliates, successors and permitted assigns.

6.3 Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to Parent, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders pursuant to this Registration Rights Agreement or any determination of any percentage of Registrable Securities held by any Holder or Holders contemplated by this Registration Rights Agreement. If the beneficial owner of any Registrable Securities so elects, Parent may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Securities.

6.4 Term of Agreement; Survival. This Registration Rights Agreement shall continue in force and effect until the date 24 months from the date of this Registration Rights Agreement, subject to extension pursuant to Section 2.3 hereof; provided, however, that Section 5.1 shall continue in force and effect until the date two and one-half years from the date of this Registration Rights Agreement. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder, any director, officer, partner or employee of any Holder, any agent or underwriter or any director, officer, partner or employee thereof, or any controlling person of any of the foregoing.

6.5 No Inconsistent Agreements. Parent will not hereafter enter into any material agreement with respect to its securities that is materially inconsistent with or violates in any material respect the rights granted to the Holders in this Registration Rights Agreement.

6.6 Severability. The provisions of this Registration Rights Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions hereof. If any provision of this Registration Rights Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Registration Rights Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

6.7 GOVERNING LAW. THIS REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PROVISIONS THEREOF.

6.8 Entire Agreement. This Registration Rights Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

6.9 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Registration Rights Agreement may be amended and Parent may take action herein prohibited, or omit to perform any act herein required to be performed by it, if, but only if, Parent has obtained the written consent of Holders holding at least a majority of the Registrable Securities then in existence.

6.10 Counterparts. This Registration Rights Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

DIGITAL INSIGHT CORPORATION

By:	/s/ Jeff Stiefler
Jeff Stiefler
Chief Executive Officer

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HOLDER

(Name of Entity)

By:
Name:
Title:

Address for Notices:

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HOLDER

(Signature of Individual Holder)

Name:

Address for Notices:

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